U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 10, 2008

HILL INTERNATIONAL, INC.

(Exact name of issuer as specified in its charter)

Delaware	001-33961	20-0953973
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

303 Lippincott Centre, Marlton, New Jersey 08053

(Address and Zip Code of Principal Executive Offices)

(856) 810-6200

(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 10, 2008, we issued a press release announcing that our board of directors has authorized a stock repurchase program of up to a total purchase price of $20.0 million over the next twelve months. A copy of the press release is attached as exhibit 99.1 to this current report on Form 8-K and incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits

The following financial statements, pro forma financial information and exhibits have been filed as part of this Report:

(a)	Financial statements of businesses acquired — none

(b)	Pro forma financial information — none

(c)	Exhibits

Number	Description
99.1	Press release of Hill International, Inc. announcing the authorization of its common stock repurchase program.

Signature

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hill International, Inc.

Dated: November 12, 2008	By:	/s/ John Fanelli III
John Fanelli III, Senior Vice President and Chief (Principal) Financial Officer

Index to Exhibits

Exhibit No.	Description
99.1	Press release of Hill International, Inc. announcing the authorization of its common stock repurchase program.